Litigation, Claims and Assessments	9 Months Ended
Sep. 30, 2016
Commitments and Contingencies Disclosure [Abstract]
Litigation, Claims and Assessments

10.  Litigation, Claims and Assessments

Seventeen oppositions have been filed by a third-party in the European Patent Office, each challenging the validity of a European patent owned or exclusively licensed by the Company. The outcome of the challenges is not certain, however, if successful, they may affect the Company's ability to block competitors from utilizing some of its patented technology in Europe. Management of the Company does not believe any successful challenges will have a material effect on the Company’s ability to manufacture and sell its products, or otherwise have a material effect on its operations.

The Company is party to litigation arising in the ordinary course of business. It is management's opinion that the outcome of such matters will not have a material effect on the Company's financial statements.